MERRILL LYNCH PAN-EUROPEAN GROWTH FUND

                Supplement dated August 10, 2004
           to the Prospectus dated September 17, 2003


Effective August 16, 2004, shares of Merrill Lynch Pan-European Growth Fund (the "Fund"), a series of Mercury Funds, Inc., will no longer be available for purchase or exchange. The last day on which any purchases of Fund shares may be made is August 13, 2004.








CODE: # 19034-0903STK